                                                                    EXHIBIT 10.4

                  SERIES C PREFERRED STOCK PURCHASE AGREEMENT


     This Series C Preferred Stock Purchase Agreement (the "Agreement") is made as of June 13, 1997 by and between 3-Dimensional Pharmaceuticals, Inc., a Delaware corporation, having its principal place of business at Eagleview Corporate Center, 665 Stockton Drive, Suite 104, Exton, Pennsylvania 19341 (the "Company"), and American Home Products Corporation, a Delaware corporation, having its principal place of business at Five Giralda Farms, Madison, New Jersey 07940 ("AHP").

                                   Background
                                   ----------

     The Company and AHP acting through its Wyeth-Ayerst Laboratories Division have entered into a Research, Supply and License Agreement No. 1 (the "License Agreement") dated as of the date hereof. In connection with the License Agreement, AHP has agreed to make the Initial Stock Purchase, the Second Stock Purchase and the Third Stock Purchase (each as hereinafter defined, and collectively, the "Stock Purchases"). This Agreement sets forth the agreement of the parties with respect to the Stock Purchases. Certain defined terms used herein and not defined herein shall have the respective meanings given to such terms in the License Agreement.

                                  Witnesseth:
                                  ----------

     In consideration of the covenants and obligations expressed herein, and intending to be legally bound, the parties agree as follows:

     1.   Definitions.  As used in this Agreement, the following terms have the
          -----------
meanings specified or referred to in this Section 1.

          "Business Day" means any day that is not a Saturday or Sunday or a day
           ------------
on which banks located in the City of Philadelphia, Pennsylvania are authorized or required to be closed.

          "Business Plan" shall mean the business plan of the Company dated
           -------------
October 1996.

          "Certificate of Incorporation" means the Restated Certificate, as
           ----------------------------
amended from time to time.

          "Commission" means the U.S. Securities and Exchange Commission.
           ----------

          "Common Shares" means the shares of Common Stock issued and issuable
           -------------
pursuant to the terms of this Agreement.

          "Common Stock" means the common stock, par value $.001 per share, of
           ------------
the Company.

          "Conversion Shares" means the shares of Common Stock issuable upon
           -----------------
conversion
of the Series C Preferred Shares.

          "HSR Act" shall have the meaning set forth in Section 4.8.
           -------

          "ICE Determination Date" shall have the meaning set forth in Section
           ----------------------


          "IND Track Date" shall have the meaning set forth in Section 2.3.
           --------------

          "Initial Closing" shall have the meaning set forth in Section 3.
           ---------------

          "Initial Closing Date" shall have the meaning set forth in Section 3.
           --------------------

          "Initial Stock Purchase" shall have the meaning set forth in Section
           ----------------------


          "IPO" means the Company's initial distribution of Common Stock for
           ---
cash in a firm commitment underwritten public offering to the general public pursuant to a registration statement filed with and declared effective by the Commission pursuant to the Securities Act.

          "IPO Effective Date" means the date upon which the IPO Registration
           ------------------
Statement is declared effective by the Commission.

          "IPO Filing Date" means the date upon which the IPO Registration
           ---------------
Statement is filed with the Commission.

          "IPO Registration Statement" means the registration statement filed by
           --------------------------
the Company with the Commission to register the Common Stock to be sold in the IPO.

          "IPO Share Price" means the price per share to the public of Common
           ---------------
Stock in the IPO.

          "Market Price" per share of Common Stock shall be deemed to be, at any
           ------------
determination date, the average of the daily closing prices for the 15 consecutive business days ending on the third business day before the determination date in question (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 15-business day period) as follows:

          (a) If the Common Stock is listed or admitted for trading on a national securities exchange, the closing price for each day shall be the last reported sales price regular way or, in case no such reported sales took place on such day, the last reported bid price regular way, in either case, on the principal national securities exchange on which the Common Stock is listed or admitted to trading (specifically excluding any negotiated or composite trading).

          (b) If the Common Stock is not at the time listed or admitted for trading on any such exchange, then such price as shall be equal to the last reported sale price, or, if there is no such sale price, the last reported bid price, as reported by NASDAQ on such day.

          (c) If, on any day in question, the security shall not be listed or admitted to trading on a national securities exchange or quoted on NASDAQ, then such price shall be equal to the last reported bid price on such day as reported by the National Quotation Bureau, Inc. or any similar reputable quotation and reporting service, if such quotation is not reported by the National Quotation Bureau, Inc.

          "Material Adverse Effect" shall have the meaning set forth in Section
           -----------------------


          "NASDAQ" shall mean the National Association of Securities Dealers
           ------
Automated Quotations System.

          "Preferential Registration Rights" shall have the meaning set forth in
           --------------------------------
Section 6.3.1.

          "Registrable Securities" means the Common Shares and the Conversion
           ----------------------
Shares.

          "Restated Certificate" shall have the meaning set forth in Section
           --------------------


          "Second Stock Purchase" shall have the meaning set forth in Section
           ---------------------


          "Securities" means the Series C Preferred Shares, the Common Shares
           ----------
and the Conversion Shares.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Series C Preferred Shares" means the shares of Series C Preferred
           -------------------------
Stock issued and issuable pursuant to the terms of this Agreement and the anti-dilution protective provisions of the Certificate of Incorporation.

          "Series C Preferred Stock" means the Series C preferred stock, par
           ------------------------
value $.001 per share, of the Company.

          "Shares" means the Series C Preferred Shares and the Common Shares.
           ------

          "Stockholders' Agreement" means the Amended and Restated Stockholders'
           -----------------------
Agreement dated as of March 12, 1997 among the Company and certain stockholders of the Company.

          "Subsequent Closing" shall have the meaning set forth in Section 3.
           ------------------

          "Subsequent Closing Date" shall have the meaning set forth in Section
           -----------------------


          "Third Stock Purchase" shall have the meaning set forth in Section
           --------------------


     2.   Authorization and Purchases and Sales of Series C Preferred Stock.
          -----------------------------------------------------------------

          2.1. Authorization.  The Series C Preferred Stock to be issued or
               -------------
issuable to AHP hereunder shall have the voting powers, dividend rights, liquidation rights, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, set forth in the Company's Fourth Restated Certificate of Incorporation in the form of Exhibit 2.1 attached hereto and incorporated herein
                             -----------
(the "Restated Certificate").

          2.2. Initial Stock Purchase.  Subject to the terms and conditions
               ----------------------
hereof, at the Initial Closing, AHP will purchase from the Company and the Company will sell to AHP 400,000 Series C Preferred Shares at a purchase price of $2.50 per share for an aggregate purchase price of $1,000,000 (the "Initial Stock Purchase"), payable by AHP by wire transfer in immediately available funds to the account of the Company designated by the Company no fewer than three Business Days prior to the Initial Closing Date.

          2.3. Second Stock Purchase upon IND Track Qualification.  Subject to
               --------------------------------------------------
the terms and conditions hereof, five Business Days after the date (the "IND Track Date") of the first determination that a Product qualifies for the IND Track (each as defined in the License Agreement), AHP will purchase from the Company and the Company will sell to AHP such number of Series C Preferred Shares or Common Shares, as the case may be, for an aggregate purchase price of $5,500,000 (the "Second Stock Purchase"), payable by AHP by wire transfer in immediately available funds to the account of the Company designated by the Company no fewer than three Business Days prior to any Subsequent Closing Date, as shall be determined as follows:

          2.3.1. if the IND Track Date occurs prior to the IPO Filing Date, 2,200,000 Series C Preferred Shares at a purchase price of $2.50 per share;

          2.3.2. if the IND Track Date occurs on or after the IPO Filing Date but prior to the IPO Effective Date, 2,200,000 Series C Preferred Shares at a purchase price of $2.50 per share; provided, however, that if the IPO Effective
                                   --------  -------
Date occurs within nine months after the IPO Filing Date and the IPO Share Price is greater than $2.50, then the purchase price per share shall be equal to the IPO Share Price, and on the Business Day immediately following the IPO Effective Date, AHP, or the then holder of the Shares, shall return to the Company for cancellation, with no consideration to be paid to AHP by the Company therefor, such number of Shares as is equal to the difference between (i) 2,200,000 (subject, if applicable, to adjustment to reflect the events contemplated in Section C.4(d) of Article FOURTH of the Certificate of Incorporation) and (ii) $5,500,000 divided by the IPO Share Price, and the Company shall promptly deliver to AHP a certificate representing the balance of the remaining shares;

          2.3.3. if the IND Track Date occurs on or after the IPO Effective Date but prior to or on the expiration date of the nine-month period commencing on the IPO Effective Date, that number of Common Shares which can be purchased for an aggregate purchase price of $5,500,000 at a price per share equal to the IPO Share Price; or

          2.3.4. if the IND Track Date occurs after the expiration date of the nine-month period commencing on the IPO Effective Date, that number of Common Shares which can be purchased for an aggregate purchase price of $5,500,000 at a price per share equal to the Market Price as determined on the IND Track Date.

          2.4  Third Stock Purchase upon ICE Determination.  At the sole option
               -------------------------------------------
of the Company and subject to the terms and conditions hereof, five Business Days after the first date (the "ICE Determination Date") that the ROC (as defined in the License Agreement) makes a determination that a Product meets ICE (as defined in the License Agreement), such option to be exercisable by the Company by written notice within three Business Days after the ICE Determination Date, AHP will purchase from the Company and the Company will sell to AHP such number of Series C Preferred Shares or Common Shares, as the case may be, for an aggregate purchase price of $6,000,000 (the "Third Stock Purchase"), payable by AHP by wire transfer in immediately available funds to the account of the Company designated by the Company no fewer than three Business Days prior to any Subsequent Closing Date, as shall be determined as follows:

          2.4.1. if the ICE Determination Date occurs prior to the IPO Filing Date, 2,400,000 Series C Preferred Shares at a purchase price of $2.50 per share;

          2.4.2. if the ICE Determination Date occurs on or after the IPO Filing Date but prior to the IPO Effective Date, 2,400,000 Series C Preferred Shares at a purchase price of $2.50 per share; provided, however, that if the
                                               --------  -------
IPO Effective Date occurs within nine months after the IPO Filing Date and the IPO Share Price is greater than $2.50, then the purchase price per share shall be equal to the IPO Share Price, and on the Business Day immediately following the IPO Effective Date, AHP, or the then holder of the Shares, shall return to the Company for cancellation, with no consideration to be paid to AHP by the Company therefor, such number of Shares as is equal to the difference between
(i) 2,400,000 (subject, if applicable, to adjustment to reflect the events contemplated in Section C.4(d) of Article FOURTH of the Certificate of Incorporation) and (ii) $6,000,000 divided by the IPO Share Price, and the Company shall promptly deliver to AHP a certificate representing the balance of the remaining shares;

          2.4.3. if the ICE Determination Date occurs on or after the IPO Effective Date but prior to or on the expiration date of the nine-month period commencing on the IPO Effective Date, that number of Common Shares which can be purchased for an aggregate purchase price of $6,000,000 at a price per share equal to the IPO Share Price; or

          2.4.4. if the ICE Determination Date occurs after the expiration date of the nine-month period commencing on the IPO Effective Date, that number of Common Shares which can be purchased for an aggregate purchase price of $6,000,000 at a price per share equal to the Market Price as determined on the ICE Determination Date.

     3.   Closings.  The closing (the "Initial Closing") of the Initial Stock
          --------
Purchase shall be held at the offices of Morgan, Lewis & Bockius LLP, 2000 One Logan Square, Philadelphia, Pennsylvania, on the third Business Day after the date on which the last to be fulfilled or waived of the conditions set forth in Sections 8, 9 and 10 (other than those contemplated to be satisfied at the Initial Closing or any Subsequent Closing) shall be fulfilled or waived in accordance with this Agreement, or at such other time and place as the Company and AHP may agree. The date of the

Initial Closing is referred to herein as the "Initial Closing Date." The closings (the "Subsequent Closings") of the Second Stock Purchase and the Third Stock Purchase shall be held at the offices of Morgan, Lewis & Bockius LLP, at the address set forth in the first sentence hereof, on the later of (a) the fifth Business Day after the IND Track Date or the ICE Determination Date, as applicable, or (b) the date on which the last to be fulfilled or waived of the conditions set forth in Sections 8, 9 and 10 (other than those contemplated to be satisfied at the Initial Closing) shall be fulfilled or waived in accordance with this Agreement, or at such other time and place as the Company and AHP may agree. The date of any Subsequent Closing is referred to herein as a "Subsequent Closing Date." At the Initial Closing and any Subsequent Closing, the parties will exchange funds, certificates and other documents specified in the Agreement.

     4.   Representations and Warranties of the Company.  The Company represents
          ---------------------------------------------
and warrants to AHP as of the date hereof and as of the Initial Closing Date as follows:

          4.1. Organization and Standing.  The Company has been duly
               -------------------------
incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted in the Business Plan. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would be reasonably expected to have a material adverse effect on the business, operations, properties, assets, prospects (as contemplated in the Business Plan) or condition (financial or otherwise) of the Company (a "Material Adverse Effect").

          4.2. Corporate Power; Authorization.  The Company has all requisite
               ------------------------------
legal and corporate power and has taken all requisite corporate action to execute and deliver this Agreement, to sell and issue the Shares and to carry out and perform all of its obligations hereunder. This Agreement has been duly authorized, executed and delivered on behalf of the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) as limited by equitable principles generally and (iii) rights to indemnification and contribution hereunder may be limited by applicable law. The consummation of the transactions contemplated herein and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, the Company's Certificate of Incorporation, the Company's bylaws, or any material indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it is bound, except such terms or provisions as will have been waived prior to the Initial Closing or a Subsequent Closing hereunder.

          4.3. Stockholder Approval.  The holders of Series A-1 preferred stock,
               --------------------
par value $.001 per share (the "Series A-1 Preferred Stock"), of the Company, Series A-2 preferred stock, par value $.001 per share (the "Series A-2 Preferred Stock"), of the Company and Series A-3 preferred stock, par value $.001 per share (the "Series A-3 Preferred Stock" and, collectively with the Series A-1 Preferred Stock and the Series A-2 Preferred Stock, the "Series A Preferred Stock"), of the Company, voting separately as a single class in accordance with the terms of the Certificate of Incorporation, have approved an amendment to the Certificate of Incorporation designating the

Series C Preferred Stock in the form of the Restated Certificate. In addition, the holders of Common Stock, Series A Preferred Stock and Series B preferred stock, par value $.001 per share (the "Series B Preferred Stock"), have approved the amendment to the Certificate of Incorporation increasing the authorized capital stock of the Company.

          4.4. Series A Preferred Stock Waiver.  Prior to the Initial Closing,
               -------------------------------
the holders of Series A Preferred Stock have waived their rights pursuant to
Section 4 of the Stockholders' Agreement to purchase Series C Preferred Stock upon the same terms and conditions as are set forth herein and in the Certificate of Incorporation.

          4.5. Capitalization.  As of the Initial Closing Date, the authorized
               --------------
capital stock of the Company is 61,054,630 shares, consisting of 6,926,461 shares of Series A-1 Preferred Stock, 4,333,990 shares of Series A-2 Preferred Stock, 10,304,264 shares of Series A-3 Preferred Stock, 1,000,000 shares of Series B Preferred Stock, 5,000,000 shares of Series C Preferred Stock, and 33,489,915 shares of Common Stock. As of the date hereof, 6,686,986 shares of Series A-1 Preferred Stock were issued and outstanding, 4,333,990 shares of Series A-2 Preferred Stock were issued and outstanding, 10,304,264 shares of Series A-3 Preferred Stock were issued and outstanding, 1,000,000 shares of Series B Preferred Stock were issued and outstanding, no shares of Series C Preferred Stock were issued and outstanding and 2,128,985 shares of Common Stock were issued and outstanding. Except as disclosed in Schedule 4.5 and except for
                                                     ------------
the transactions contemplated hereby, since January 1, 1997, the Company has not issued any shares of Common Stock or Series C Preferred Stock, granted any options or issued restricted stock (except for stock options granted and restricted stock issued under the Company's employee, consultant and director stock option plans), warrants, rights (including conversion or preemptive rights, except for stock purchased under the Company's stock purchase plans), or similar rights to any person or entity to purchase or acquire any rights with respect to any shares of capital stock of the Company. The outstanding shares of Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A-3 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Common Stock have been duly authorized and validly issued and are fully paid and nonassessable; and none of such outstanding shares was issued in violation of the preemptive rights, if any, of any stockholder of the Company. As of any Subsequent Closing Date, the authorized capital stock of the Company will be as set forth in
Schedule 4.5 and incorporated herein.  The issued and outstanding shares of
------------
capital stock of the Company as of the Initial Closing Date are set forth in
Schedule 4.5 hereto.  As of any Subsequent Closing Date, the issued and
------------
outstanding shares of capital stock of the Company will be as set forth in
Schedule 4.5.
------------

          4.6. Shares; Conversion Shares.  The Company has full corporate power
               -------------------------
and authority to sell the Shares on the terms and conditions contemplated herein, and when so sold against payment therefor as provided herein, the Shares will be validly authorized and issued, fully paid and nonassessable and will have the rights, preferences and privileges described in the Certificate of Incorporation and, assuming the accuracy of AHP's representations and warranties contained in Section 5, will be issued in compliance with all applicable federal and state securities laws. The issuance and delivery of the Shares is not subject to preemptive or any similar rights of the stockholders of the Company or any liens or encumbrances arising through the Company, except such preemptive or similar rights as will have been waived prior to the Initial Closing or any

Subsequent Closing hereunder; and when the Conversion Shares are issued in accordance with the Certificate of Incorporation, they will be validly issued and outstanding, fully paid and nonassessable and free of any liens or encumbrances arising through the Company or any of its affiliates and, assuming the accuracy of AHP's representations and warranties contained in Section 5, will be issued in compliance with all applicable federal and state securities laws.

          4.7. Compliance with Other Instruments.  The execution, delivery and
               ---------------------------------
performance of this Agreement and of the transactions contemplated hereby will not result in any violation of or constitute, with or without the passage of time and the giving of notice, a default under, any provision of the Certificate of Incorporation or bylaws of the Company as each is in effect at such time of such execution, delivery and performance or any material provision of any material indenture, agreement or other instrument by which the Company or any of its properties or assets is bound, or result in the creation or imposition of any lien, or encumbrance upon any of the material properties or assets of the Company or result in the acceleration or termination of, or the creation in any party of, the right to accelerate, terminate, modify or cancel, any material indenture, lease, sublease, loan agreement, note or other obligation or liability to which the Company is a party or is bound, except with respect to such terms and conditions thereof as shall have been waived prior to the Initial Closing or a Subsequent Closing, as the case may be.

          4.8. Governmental Consents.  Except for any notification required to
               ---------------------
be filed or supplied pursuant to the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and except as set forth in Schedule
                                                                    --------
4.8, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery and performance of this Agreement. The filings under state securities laws, if any, will be effected by the Company at its cost within the applicable stipulated statutory period.

          4.9. Financial Statements.   Attached hereto as Schedule 4.9 are year-
               --------------------                       ------------
end audited financial statements of the Company for the fiscal year ended December 31, 1996 and unaudited financial statements of the Company for the month ended March 31, 1997 (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated therein, except as may be indicated therein or in the notes thereto, and fairly present the financial condition of the Company as of the respective dates thereof and the results of its operations and statements of cash flows for the periods then ended, subject, in the case of unaudited interim financial statements, to normal year-end audit adjustments. Except as reflected in the Financial Statements, the Company has no material liabilities, absolute or contingent, other than ordinary course liabilities incurred since the date of the last such Financial Statements in connection with the conduct of the business of the Company.

          4.10.  Absence of Certain Changes.  Except as set forth in Schedule
                 --------------------------                          --------
4.10, since December 31, 1996, there has been no:

          4.10.1. change in the assets, liabilities, financial condition or operating results of the Company, except changes in the ordinary course of business that have not, individually or in the aggregate, resulted in and are not reasonably expected to result in a Material Adverse Effect;

          4.10.2. damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties or financial condition of the Company;

          4.10.3. waiver or compromise by the Company of a material right or of a material debt owed to it;

          4.10.4. satisfaction or discharge of any lien, claim or encumbrance by the Company, except in the ordinary course of business and which is not material to the business, properties or financial condition of the Company (as such business is presently conducted);

          4.10.5. material change to a material contract or arrangement by which the Company or any of its assets is bound or subject;

          4.10.6. sale, assignment or transfer to a third party of any material patents, trademarks, copyrights, trade secrets or other intangible assets for compensation which is less than fair value;

          4.10.7. mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable; or

          4.10.8. declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, except any direct or indirect redemption, purchase or other acquisition of any such stock by the Company.

          4.11.  Contracts.  The Company is not, and has no actual knowledge
                 ---------
that any other party is, in default under or in respect of any material contract, commitment or agreement to which the Company is a party or by which any of its assets or properties are bound, the result of which default would be reasonably expected to have a Material Adverse Effect. No party to any such material contract, commitment or agreement would be authorized or permitted to terminate its obligations thereunder by reason of the execution and delivery of this Agreement or any of the transactions contemplated herein, except with respect to such terms and conditions thereof as shall have been waived prior to the Initial Closing or a Subsequent Closing, as the case may be.

          4.12.  Compliance.  The Company has materially complied with, and is
                 ----------
not in default under or in violation of, its Certificate of Incorporation, bylaws or any law, ordinance or regulation or other governmental restriction, order, judgment or decree directly applicable to the Company, except where the failure to comply or any such default or violation would not be reasonably expected to have a Material Adverse Effect. The Company has not received notice of any possible or actual violation of any applicable law, ordinance, regulation or order, the result of which violation would be reasonably expected to have a Material Adverse Effect.

          4.13.  Litigation.  Except as set forth in Schedule 4.13, there is no
                 ----------                          -------------
action, suit,
proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company which questions the validity of this Agreement or the right of the Company to enter into the Agreement or to consummate the transactions contemplated hereby. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably expected to have a Material Adverse Effect.

          4.14.  Permits.  To the Company's knowledge, the Company has
                 -------
materially complied with, and is not in default in any material respect under, all governmental franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, except where the failure to so comply or such default would not be reasonably expected to have a Material Adverse Effect.

          4.15.  Taxes.  The Company has filed all federal, state and other tax
                 -----
returns which are required to be filed and has heretofore paid all taxes which have become due and payable, except where the failure to file or pay would not be reasonably expected to have a Material Adverse Effect. The provision for taxes on the balance sheet as of December 31, 1996 is sufficient for the payment of all material accrued and unpaid taxes of the Company with respect to the period then ended.

          4.16.  Title.  The Company owns no real properties.  The Company has
                 -----
good and valid title to all other properties (personal and mixed, tangible and intangible) that it purports to own and a valid leasehold interest in all properties that it has leased.

          4.17.  Intellectual Property.  To the knowledge of the Company and in
                 ---------------------
the Company's reasonable opinion, the Company owns, or possesses adequate rights to use, all of its patents, patent rights, trademarks, trade secrets, know-how and proprietary techniques (including processes and substances, service marks, trade names and copyrights) owned or used by it in the conduct of its business as presently conducted, except where the failure to own or possess such patents, patent rights, trademarks, trade secrets, know-how or proprietary techniques would not be reasonably expected to have a Material Adverse Effect. Except as set forth in Schedule 4.17, the Company has not received any notice of
             -------------
infringement of or conflict with asserted rights of others with respect to any patents, patent rights, trademarks, trade secrets, know-how or proprietary techniques which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably expected to have a Material Adverse Effect.

          4.18.  Investment Company Act.  The Company is not an "investment
                 ----------------------
company" within the meaning of the Investment Company Act of 1940, as amended.

     5.   Representations and Warranties of AHP.  AHP represents and warrants to
          -------------------------------------
the Company as of the date hereof and as of the Initial Closing Date as follows:

          5.1.  Investment Representations.  AHP is aware of the Company's
                --------------------------
business affairs and financial condition, has had an opportunity to ask questions, review documents and gather information about the Company and, based upon such information and the representations and warranties made herein being true and correct in all material respects, has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. AHP has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Securities. AHP is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          5.2.  Investment Intent.  AHP is purchasing the Securities for
                -----------------
investment for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act. AHP understands that the Securities have not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of AHP's investment intent as expressed herein. AHP is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

          5.3.  No Legal, Tax or Investment Advice.  AHP understands that
                ----------------------------------
nothing in this Agreement or any other materials presented to AHP in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. AHP has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

          5.4.  Corporate Power; Authority.  AHP has all requisite legal and
                --------------------------
corporate power and has taken all requisite corporate action to execute, deliver and perform it obligations under this Agreement. This Agreement has been duly authorized, executed and delivered on behalf of AHP and constitutes the valid and binding agreement of AHP, enforceable in accordance with its terms, except
(i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally,
(ii) as limited by equitable principles generally and (iii) rights to indemnification and contribution hereunder may be limited by applicable law.

     6. Restrictions on Transfer and Registration Rights.
        ------------------------------------------------

          6.1.  Restrictions on Transferability.  The Securities shall not be
                -------------------------------
transferable in the absence of a registration under the Securities Act or an exemption therefrom or in the absence of compliance with any term of this Agreement. The Company shall be entitled to give stop transfer instructions to the transfer agent with respect to the Securities in order to enforce the foregoing restrictions. The following provisions shall govern the transfer of the Securities:

          6.1.1. AHP, and any other holder of any Securities by acceptance thereof, agrees that, prior to any transfer of any Securities, such holder will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with the provisions of this Section
6.1. Unless waived by the Company, each such notice shall be accompanied by an opinion of counsel for such holder (who may be the inside or staff counsel employed by such holder), as to the necessity or non-necessity for registration under the Securities Act and applicable state securities laws in connection with such transfer and stating the factual and statutory bases relied upon by counsel. The following provisions shall then apply:

          6.1.1.1. If in the opinion of counsel for the Company the proposed transfer of such Securities may be effected without registration or qualification under the Securities Act and any applicable state securities laws, then the registered holder of such Securities shall be entitled to transfer such Securities in accordance with the intended method of disposition specified in the statement delivered by such holder to the Company.

          6.1.1.2. If in the opinion of counsel for the Company the proposed transfer of such Securities may not be effected without registration under the Securities Act or registration or qualification under any applicable state securities laws, the registered holder of such Securities shall not be entitled to transfer such Securities until the requisite registration or qualification is effective.

          6.1.1.3. If Securities are sold or otherwise transferred hereunder with the restrictive legends thereon, any such transferee of such Securities shall agree in writing to be bound by the restrictions on transfer set forth in this Section 6 prior to the transfer of the Securities.

          6.1.2. Each certificate evidencing the Securities issued upon such transfer (and each certificate evidencing any untransferred balance of such Securities) shall bear the legend set forth in Section 6.2 hereof unless (i) in the opinion of counsel (reasonably acceptable to the Company) addressed to the Company the registration of future transfers is not required by the applicable provisions of the Securities Act or applicable state securities laws; (ii) the Company shall have waived the requirement of such legend; or (iii) in the opinion of counsel to the Company, such transfer shall have been made in connection with an effective registration statement filed pursuant to the Securities Act or in compliance with the requirements of Rule 144 or Rule 144A (or similar or successor rule) promulgated under the Securities Act, and in compliance with applicable state securities laws.

          6.2.  Restrictive Legends.
                -------------------

          6.2.1. Each certificate representing Securities shall bear substantially the following legend (in addition to any legends required under applicable securities laws):

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM, PURSUANT TO CERTAIN PROCEDURES SET FORTH IN THE SERIES C PREFERRED STOCK PURCHASE AGREEMENT BETWEEN THE ORIGINAL PURCHASER AND THE COMPANY (COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY).

          6.2.2.    Whenever such restrictions on transfer pursuant to this
Section 6 shall
terminate, AHP shall be entitled to receive from the Company without expense a new certificate or certificates for the Securities not bearing the legends set forth in this Section 6.

          6.3.   Registration of Shares.
                 ----------------------

          6.3.1.    Demand Registration.  Subject to the preferential
                    -------------------
registration rights of the holders of Series A Preferred Stock set forth in the Stockholders' Agreement attached hereto as Exhibit 6.3.1, as the same may be
                                           -------------
amended from time to time (the "Preferential Registration Rights"), AHP will have the right, on one occasion after the expiration of 12 calendar months after the IPO Effective Date, to require the Company to file a registration statement (the "Demand Registration Statement") with the Commission under the Securities Act to register the resale of the Registrable Securities. The Company shall not be obligated to file and cause to become effective any Demand Registration Statement within a period not to exceed four months after the date of a request for registration pursuant to this Section 6.3.1 if, at the time of such request, the filing of such Demand Registration Statement would, as determined in good faith by a majority of the Board, be seriously detrimental to the Company or its stockholders or adversely affect a material financing project or a material proposed or pending acquisition, merger or other similar corporate transaction to which the Company is or imminently expects to be a party, in which case registration shall take place as soon as practicable thereafter.

          6.3.2.    S-3 Registrations.  Subject to the Preferential Registration
                    -----------------
Rights, AHP will have the right, at any time after the expiration of 12 calendar months after the IPO Effective Date, to require the Company to file one or more shelf registration statements on Form S-3 (each, a "Form S-3 Registration Statement") with the Commission under the Securities Act to register the resale of the Registrable Securities in a non-underwritten transaction. The Company shall not be obligated to file and cause to become effective any Form S-3 Registration Statement within a period not to exceed four months after the date of a request for registration pursuant to this Section 6.3.2 if, at the time of such request, the filing of such Form S-3 Registration Statement would, as determined in good faith by a majority of the Board, be seriously detrimental to the Company or its stockholders or adversely affect a material financing project or a material proposed or pending acquisition, merger or other similar corporate transaction to which the Company is or imminently expects to be a party, in which case registration shall take place as soon as practicable thereafter, provided that such right of the Company to delay a request for registration may be exercised by the Company not more than once in any one-year period.

          6.3.3.    Piggyback Registration.  Subject to the Preferential
                    ----------------------
Registration Rights, if the Company at any time proposes to register any of its securities under the Securities Act (other than a registration effected on either Form S-4 or S-8, or similar or successor forms) for the purpose of selling such securities to the public whether for its own account or for the account of any of its security holders or both, the Company shall each such time promptly give written notice to AHP of its intention so to do. Upon the written request of AHP given within 15 days after such notice (which request shall state the number of Registrable Securities to be disposed of by AHP and, if such offering is not underwritten, the intended method of disposition of such Registrable Securities by AHP), the Company will use its best efforts to cause promptly all Registrable Securities for which registration or qualification is requested under the Securities Act or any other applicable federal or state law or regulation so as to permit the sale or other disposition thereof in accordance with AHP's written request. If the registration is to be effected in connection with an underwritten offering,

          6.3.3.1. AHP shall be required to sell the Registrable Securities through the underwriter(s);

          6.3.3.2. AHP (together with the Company) shall enter into an underwriting agreement with the managing underwriter in the form customarily used by such underwriter, which is reasonably acceptable to AHP; and

          6.3.3.3. if the managing underwriter thereof determines that the total number of shares of the Common Stock to be sold in such offering should be limited due to market conditions or otherwise, subject to the Preferential Registration Rights, the reduction in the total number of shares offered shall be made by first excluding any shares of selling stockholders who are not holders of contractual rights to have such shares registered under the Securities Act, and then, if necessary, by excluding pro rata (based on the number of shares to be registered by each of such security holders) the Registrable Securities to be sold by AHP and the holders of other contractual rights to have such shares registered pursuant to agreements comparable to this
Section 6.3.3 before any reduction is made in the total number of shares to be sold pursuant thereto by the Company and any holders of Preferential Registration Rights;

provided, however, that the Company may exclude all Registrable Securities from
--------  -------
registration in connection with the Company's IPO in its sole discretion, whether or not such exclusion is required in the opinion of the managing underwriter.

          6.4.  Registration Procedures.
                -----------------------

          6.4.1. The Company shall pay all Registration Expenses (as hereinafter defined) in connection with any registration, qualification or compliance hereunder, and AHP shall pay all Selling Expenses (as hereinafter defined) and other expenses that are not Registration Expenses relating to the Registrable Securities resold by AHP. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions of this Agreement, including without limitation all federal and state registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, underwriting fees and stock transfer taxes applicable to the Registrable Securities and all fees and disbursements of counsel for AHP.

          6.4.2. In the case of any registration effected by the Company pursuant to these registration provisions, the Company will use its best efforts to: (i) prepare and file with the Commission such amendments and supplements to the registration statement and the prospectus used in connection with the registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities and keep such registration statement effective until the securities covered by such registration statement have been sold, but in no event longer than 180 days (subject to the right and obligation of the Company to promptly advise the selling stockholder of applicable periods when the prospectus is not current and, therefore, may not be used, in which case the Company covenants to use its reasonable efforts to promptly take such actions necessary to permit sale thereunder); (ii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as AHP from time to time may reasonably request;
(iii) provide a transfer agent and registrar for all Registrable Securities registered pursuant to the registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and (iv) file the documents required of the Company and otherwise use its best efforts to maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Registrable Securities is originally sold and (B) all other states specified in writing by AHP, provided as to clause (B), however, that the Company shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

          6.4.3. AHP shall furnish to the Company such information regarding it and the distribution proposed by it as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance described herein. AHP shall represent that such information is true and complete in all material respects.

          6.5.  Expiration of Registration Rights.  Notwithstanding anything to
                ---------------------------------
the contrary contained herein, the registration rights granted hereunder and the Company's obligations under this Section 6 will expire on the earlier of (i) the expiration of the five-year period commencing 12 months after the IPO Effective Date and (ii) the date on which all of the Registrable Securities can be sold freely without restriction under the Securities Act.

          6.6.   Indemnification and Contribution.
                 --------------------------------

          6.6.1. The Company agrees to indemnify and hold harmless AHP and its successors, assigns, officers, directors, employees, stockholders, agents and affiliates from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which AHP may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any claim by a third party, including any governmental agency, asserting any untrue statement of a material fact or omission of a material fact contained in a registration statement, on the effective date thereof, or arise out of any failure by the Company to fulfill any undertaking included in such registration statement, including but not limited to the Company's duty to update, and the Company will, as incurred, reimburse AHP for any damages or legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however,
                                                          --------  -------
that the Company shall not be liable in any such case to the extent that such loss, claim, damages or liability arises out of, or is based upon (i) an untrue statement made in such registration statement in reliance upon and in conformity with information furnished to the Company by or on behalf of AHP for use in preparation of such registration statement or (ii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to AHP prior to the pertinent sale or sales by AHP.

          6.6.2. AHP agrees to indemnify and hold harmless the Company and its successors, assigns, officers, directors, employees, stockholders, agents and affiliates from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any claim by a third party asserting (i) an untrue statement made in such registration statement in reliance upon and in conformity with information furnished to the Company by or on behalf of AHP for use in preparation of such registration statement, provided that AHP shall not be liable in any such case for (i) any untrue statement included in any prospectus which statement has been corrected, in writing, by AHP and delivered to the Company before the sale from which such loss occurred or (ii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to AHP prior to the pertinent sale or sales by AHP, and AHP will, as incurred, reimburse the Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

          6.6.3. Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.6, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person.

          6.6.4. The obligations of the Company and AHP under this Section 6 shall be in addition to any liability which the Company and AHP may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or AHP within the meaning of the Securities Act.

          6.7.  Transfer of Registration Rights.  The right to sell Registrable
                -------------------------------
Securities pursuant to a registration statement described herein may not be assigned or transferred by AHP.

          6.8.  Lock-Up Upon IPO.  AHP agrees that, in the event the Company
                ----------------
proposes to conduct an IPO at a time at which AHP beneficially owns 5% or greater of the Company's Common Stock, AHP will agree to be a party and subject to any lock-up agreement with the underwriter(s) for the IPO with respect to the sale, transfer, conversion or other disposition of the Registrable Securities, which lock-up agreement will contain no more restrictive terms and conditions than those to which the Company's then current directors, officers and other stockholders who beneficially own 5% or greater of the Common Stock will be subject in connection therewith and in no event shall the period of such lock-up exceed 180 days from the effective date of the IPO.

     7.   Filings and Authorizations.  The Company and AHP will, as promptly as
          --------------------------
practicable, file or supply, or cause to be filed or supplied, all notifications and information required to be filed or supplied pursuant to the HSR Act in connection with the transactions contemplated by this Agreement. The Company and AHP, as promptly as practicable, (a) will make, or cause to be made, all such other filings and submissions under laws, rules and regulations applicable to them as may be required for them to consummate the transactions contemplated hereby in accordance with the terms of this Agreement, and (b) will use reasonable efforts to obtain, or cause to be obtained, all authorizations, approvals, consents and waivers from all governmental authorities necessary to be obtained by them in order for them so to consummate such transactions.

     8.   Conditions to Obligation of Each Party to Effect the Transactions
          -----------------------------------------------------------------
Contemplated by this Agreement.  The obligation of each party to effect the
------------------------------
transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Initial Closing or any Subsequent Closing of the following conditions:

          8.1. all governmental and other consents and approvals, if any, necessary to permit the consummation of the transactions contemplated by this Agreement shall have been obtained and any waiting period (and any extension thereof) applicable to the consummation of the Agreement under the HSR Act shall have expired or been terminated; and

          8.2. no stop order or other order enjoining the sale of the Series C Preferred Shares or Common Shares, as the case may be, to be purchased and sold at the Initial Closing or any Subsequent Closing shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the Commission or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction, and no preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority shall be in effect that would restrain or otherwise prevent the consummation of the transactions contemplated by the Agreement.

     9.   Conditions to AHP's Obligations.
          -------------------------------

          9.1.  Initial Closing.  The obligations of AHP under this Agreement to
                ---------------
purchase the Series C Preferred Shares to be purchased pursuant to Section 2.2 of the Agreement are subject to the fulfillment on or before the Initial Closing of each of the following conditions, the waiver of which shall not be effective without the consent of AHP thereto:

          9.1.1.    Representations and Warranties.  The representations and
                    ------------------------------
warranties of the Company contained in Section 4 shall be true and correct on and as of the Initial Closing Date with the same effect as though such representations and warranties had been made on and as of the Initial Closing Date.

          9.1.2.    Performance.  The Company shall have performed and complied
                    -----------
in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Initial Closing, and all corporate or other proceedings in connection with the transactions contemplated at the Initial Closing and all documents incident thereto shall be reasonably satisfactory in form and in substance to AHP.

          9.1.3.    Compliance Certificate.  An officer of the Company shall
                    ----------------------
have delivered to AHP a certificate certifying that the conditions specified in Sections 9.1.1 and 9.1.2 have been fulfilled.

          9.1.4.    The License Agreement.  The Company and AHP shall have
                    ---------------------
entered into the License Agreement.

          9.1.5.    Opinion of Company Counsel.  AHP shall have received an
                    --------------------------
opinion from Morgan, Lewis & Bockius LLP, counsel to the Company, dated as of the Initial Closing Date, in substantially the form of Exhibit 9.1.5.
                                                       -------------

          9.1.6.    Certificate.  The Company shall have furnished to AHP a
                    -----------
certificate, signed by an authorized officer of the Company, certifying: (i) the due organization and good standing of the Company; (ii) the corporate resolutions of the Company authorizing the transactions contemplated by this Agreement; and (iii) the incumbency of officers of the Company executing this Agreement and the other instruments or certificates delivered upon the Initial Closing.

          9.1.7.    Share Certificate.  The Company shall have furnished to AHP
                    -----------------
a certificate or certificates representing the Series C Preferred Shares to be purchased and sold at the Initial Closing pursuant to Section 2.2 (free and clear of all liens, claims and other encumbrances except as otherwise provided herein).

          9.1.8.    Other Documentation.  The Company shall have furnished to
                    -------------------
AHP such other instruments and documents, in form and substance reasonably acceptable to AHP, as may be necessary to effect the Initial Closing.

          9.2.  Subsequent Closings.  The obligations of AHP under this
                -------------------
Agreement to purchase the Series C Preferred Shares or Common Shares, as the case may be, pursuant to Sections 2.3 and 2.4 of the Agreement are subject to the fulfillment on or before each Subsequent Closing of each of the following conditions, the waiver of which shall not be effective without the consent of AHP thereto:

          9.2.1.    Representations and Warranties.  The representations and
                    ------------------------------
warranties of the Company contained in Sections 4.1, 4.2, 4.5 through 4.9, 4.12, 4.14, 4.15 and 4.18 shall be true and correct on and as of each Subsequent Closing Date with the same effect as though such representations and warranties had been made on and as of each Subsequent Closing Date.

          9.2.2.    Performance.  The Company shall have performed and complied
                    -----------
in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before each Subsequent Closing, and all corporate or other proceedings in connection with the transactions contemplated at each Subsequent Closing and all documents incident thereto shall be reasonably satisfactory in form and in substance to AHP.

          9.2.3.    Compliance Certificate.  An officer of the Company shall
                    ----------------------
have delivered to AHP a certificate certifying that the conditions specified in Sections 9.2.1 and 9.2.2 have been fulfilled.

          9.2.4.    Opinion of Company Counsel.  AHP shall have received an
                    --------------------------
opinion from Morgan, Lewis & Bockius LLP, counsel to the Company, dated as of each Subsequent Closing Date, in substantially the form of Exhibit 9.1.5.
                                                           -------------

          9.2.5.    Certificate.  The Company shall have furnished to AHP a
                    -----------
certificate, signed by an authorized officer of the Company, certifying: (i) the due organization and good standing of the Company; (ii) the corporate resolutions of the Company authorizing the transactions contemplated by this Agreement; and (iii) the incumbency of officers of the Company executing the instruments or certificates delivered upon each Subsequent Closing.

          9.2.6.    Share Certificate.  The Company shall have furnished to AHP
                    -----------------
a certificate or certificates representing the Series C Preferred Shares or the Common Shares, as the case may be, to be purchased and sold at each Subsequent Closing pursuant to Sections 2.3 and 2.4 (free and clear of all liens, claims and other encumbrances except as otherwise provided herein).

          9.2.7.    Other Documentation.  The Company shall have furnished to
                    -------------------
AHP such other instruments and documentation, in form and substance reasonably acceptable to AHP, as may be necessary to effect each Subsequent Closing.

     10.  Conditions to the Company's Obligations.
          ---------------------------------------

          10.1.  Initial Closing.  The obligations of the Company under this
                 ---------------
Agreement to sell the Series C Preferred Shares to be sold pursuant to Section
2.2 of the Agreement are subject to the fulfillment on or before the Initial Closing of each of the following conditions by AHP, the waiver of which shall not be effective without the consent of the Company thereto:

          10.1.1.   Representations and Warranties.  The representations and
                    ------------------------------
warranties of AHP contained in Section 5 shall be true on and as of the Initial Closing Date with the same effect as though such representations and warranties had been made on and as of the Initial Closing Date.

          10.1.2.   Performance.  AHP shall have performed and complied in all
                    -----------
material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Initial Closing, and all corporate or other proceedings in connection with the transactions contemplated at the Initial Closing and all documents incident thereto shall be reasonably satisfactory in form and in substance to the Company.

          10.1.3.   Compliance Certificate.  An officer of AHP shall have
                    ----------------------
delivered to the Company a certificate certifying that the conditions specified in Sections 10.1.1 and 10.1.2 have been fulfilled.

          10.1.4.   Payment of Purchase Price.  AHP shall have delivered the
                    -------------------------
purchase price required to be paid at the Initial Closing.

          10.1.5.   License Agreement.  The Company and AHP shall have entered
                    -----------------
into the License Agreement.

          10.1.6.   Other Documentation.  AHP shall have furnished to the
                    -------------------
Company such other instruments and documents, in form and substance reasonably acceptable to the Company, as may be necessary to effect the Initial Closing.

        10.2.  Subsequent Closings.  The obligations of the Company under this
               -------------------
Agreement to sell the Series C Preferred Shares or Common Shares, as the case may be, to be sold pursuant to Sections 2.3 and 2.4 of the Agreement are subject to the fulfillment on or before each Subsequent Closing of each of the following conditions by AHP, the waiver of which shall not be effective without the consent of the Company thereto:

          10.2.1.   Representations and Warranties.  The representations and
                    ------------------------------
warranties of AHP contained in Section 5 shall be true on and as of each Subsequent Closing Date with the same effect as though such representations and warranties had been made on and as of the Subsequent Closing Date.

          10.2.2    Performance.  AHP shall have performed and complied in all
                    -----------
material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before each Subsequent Closing Date, and all corporate or other proceedings in connection with the transactions contemplated at each Subsequent Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company.

          10.2.3.   Compliance Certificate.  An officer of AHP shall have
                    ----------------------
delivered to the Company a certificate certifying that the conditions specified in Sections 10.2.1 and 10.2.2 have been fulfilled.

          10.2.4.   Payment of Purchase Price.  AHP shall have delivered the
                    -------------------------
purchase price required to be paid at each Subsequent Closing.

          10.2.5.   Other Documentation.  AHP shall have furnished to the
                    -------------------
Company such other instruments and documents, in form and substance reasonably acceptable to the Company, as may be necessary to effect each Subsequent Closing.

        11.0.  Covenants.  The Company covenants and agrees that, prior to the
               ---------
consummation of the Company's IPO and so long as AHP shall own any Shares, it will perform and observe the following covenants and provisions:

          11.1.  Corporate Existence.  Do or cause to be done all things
                 -------------------
necessary to preserve, renew and keep in full force and effect its legal existence.

          11.2.  Reporting Requirements.  Furnish to AHP:
                 ----------------------

              11.2.1.  Monthly Reports:  as soon as available and in any event
                       ---------------
within 45 days after the end of each calendar month, balance sheets, statements of income and retained earnings and a summary statement of monthly cash flow and expenses of the Company and its subsidiaries for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the monthly budget or business plan and an analysis of the variances from the budget or plan, prepared in accordance with generally accepted accounting principles consistently applied, subject to year-end audit adjustment.

              11.2.2.   Annual Reports:  as soon as available and in any event
                        --------------
within 120 days after the end of each fiscal year of the Company, a copy of the annual audit report for such year for the Company and its subsidiaries, including therein consolidated and consolidating balance sheets of the Company and its subsidiaries as of the end of such fiscal year and consolidated and consolidating statements of income and retained earnings and of changes in financial position of the Company and its subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all such consolidated statements to be duly certified by an independent public accountant of recognized national standing approved by the Board of Directors.

              11.2.3.   Notice of Adverse Changes:  promptly after the
                        -------------------------
occurrence thereof and in any event with 15 business days after it becomes aware of each occurrence, notice of any material adverse change in the business, assets, management, licensing activities, operations or financial condition of the Company.

     12.0.  Miscellaneous.
            -------------

          12.1.  Expenses.  The Company and AHP shall each pay its own expenses
                 --------
incurred in connection with the negotiation, execution and performance of this Agreement.

          12.2.  Waivers and Amendments.  With the written consent of the
                 ----------------------
Company and the record holders of more than fifty percent of the Shares then outstanding, the terms of this Agreement may be waived or amended.

          12.3.  Governing Law.  This Agreement shall be governed in all
                 -------------
respects by the laws of the Commonwealth of Pennsylvania as such laws are applied to agreements between Pennsylvania residents entered into and to be performed entirely within Pennsylvania, without giving effect to the conflicts of laws provisions thereof.

          12.4.  Survival.  The representations, warranties, covenants and
                 --------
agreements made herein shall survive any investigation made by the Company or AHP and the Initial Closing or any Subsequent Closing.

          12.5.  Successors and Assigns.  The provisions hereof shall inure to
                 ----------------------
the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto (specifically including successors in interest to the Shares).

          12.6.  Entire Agreement.  This Agreement constitutes the full and
                 ----------------
entire understanding and agreement between the parties with regard to the subject hereof.

          12.7.  Notices, etc.  All notices and other communications required or
                 -------------
permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by facsimile, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed (a) if to AHP, at the address set forth at the beginning of this Agreement or at such other address as AHP shall have furnished the Company in writing, with a copy to Senior Vice President and General Counsel, American Home Products Corporation, Five Giralda Farms, Madison, New Jersey 07940, or (b) if to the Company, at its address set forth at the beginning of this Agreement, or at such other address as the Company shall have furnished to AHP in writing.

          12.8.  Severability of this Agreement.  If any provision of this
                 ------------------------------
Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          12.9.  Titles and Subtitles.  The titles of the paragraphs and
                 --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          12.10.  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          12.11.  Publicity.  Except for information which in the opinion of
                  ---------
counsel to the Company is required to be disclosed by applicable laws or rules, including but not limited to the federal securities laws or the rules of NASDAQ or any public exchange on which the Common Stock or the Series C Preferred Stock is or may be publicly traded, the Company shall not issue any press releases or public statements without first seeking the approval of AHP with regard to this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

                              3-DIMENSIONAL PHARMACEUTICALS, INC.



                              By:  /s/ Thomas P. Stagnaro
                                 _____________________________________
                                 Thomas P. Stagnaro
                                 President and Chief Executive Officer


                              AMERICAN HOME PRODUCTS CORPORATION


                              By:  /s/ Gerald A. Jibilian
                                 _________________________________
                                 Name:
                                 Title: